UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2025

RPC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8726	58-1550825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway NE, Suite 300, Atlanta, Georgia 30329

(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-2140

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 7, 2025, RPC, Inc. (“RPC” or the “Company”), filed a Current Report on Form 8-K announcing that on April 1, 2025 (“Closing Date”), the Company through its wholly owned subsidiary, Thru Tubing Solutions, Inc, purchased all of the membership interests of Pintail Alternative Energy L.L.C. (“Pintail”) pursuant to that certain Membership Interest Purchase Agreement, dated as of the Closing Date, by and among (i) RPC; (ii) Houston Companies, L.P (“Houston LP”); (iii) Clayton Kenworthy, a resident of the state of Texas (“Kenworthy”, and together with Houston LP, the “Direct Sellers”); (iv) Matthew Houston, a resident of the state of Texas and beneficial owner of one hundred percent (100%) of the partnership interest of Houston LP (“Houston” and together with the Direct Sellers, the “Sellers”); (v) Pintail Alternative Energy, L.L.C., (“Pintail”); and (vi) Houston, in his capacity as the Sellers’ representative as set forth therein. This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on April 7, 2025 (the “April Form 8-K”) to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

The text of the April Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the April Form 8-K.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Pintail would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The historical audited financial statements of Pintail as of and for the year ended December 31, 2024, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information giving effect to the Company’s acquisition of Pintail and which consist of the unaudited pro forma condensed combined balance sheet of the Company and Pintail as of December 31, 2024, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2024, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Weaver and Tidwell L.L.P., independent auditors of Pintail Alternative Energy, L.L.C.
99.1	Audited Financial Statement of Pintail Alternative Energy, L.L.C. for and as of the year ended December 31, 2024
99.2	Unaudited Proforma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: June 12, 2025	/s/ Michael L. Schmit
Michael L. Schmit
Vice President and Chief Financial Officer